UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LIBERTY GLOBAL LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary material.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM C 1234567890 ENDORSEMENT LINE SACKPACK MMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/LGIP or scan 000001 ADD 2 the QR code — login details are located in the ADD 3 ADD 4 shaded bar below. MMMMMMMMM ADD 5 ADD 6 Votes submitted electronically must be received by 7:00 am Atlantic Time (6:00 am Eastern Time), on June 23, 2026. Annual General Meeting Proxy Materials - Notice of Availability 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Liberty Global Ltd. Annual General Meeting of Shareholders to be Held on June 23, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/LGIP Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/LGIP. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by www.envisionreports.com/LGIP by June 12, 2026. 2 NOT COY

Information about the Annual General Meeting Liberty Global Ltd. Annual Meeting of Shareholders will be held on June 23, 2026 at the Rosewood Bermuda, 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda, at 8:45 am Atlantic Time (7:45 am Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees in proposal 1: 1. Election of Directors: 01 – Miranda Curtis CMG 02 – J David Wargo 03 – Anthony G. Werner The Board of Directors recommends a vote FOR proposals 2 and 3: 2. A proposal to appoint KPMG LLP as Liberty Global’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and to authorize the board of directors, acting by the audit committee, to determine the independent auditors’ remuneration; 3. To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Officer and Director Compensation;” and The Board of Directors recommends a vote for 3 YEARS for proposal 4: 4. To approve, on an advisory basis, the frequency at which future say-on-pay votes will be held. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/LGIP. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Liberty Global” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 12, 2026.